Supplement to the
Fidelity® Nasdaq Composite Index® Tracking Stock
January 29, 2013
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the heading "Fee Table" on page 3.

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)

Management fee		0.24%
Distribution and/or Service (12b-1) fees		0.09%
Other expenses		0.20%
License Fee	0.06%
Other	0.14%
Total annual fund operating expensesA		0.53%
Fee Waiver and/or expense reimbursementB		0.31%
Total annual fund operating expenses after fee waiver and/or expense reimbursementA		0.22%

A Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses. For the period, acquired fund fees and expenses are less than 0.01% and are included in other expenses. As a result, the total annual operating expenses after fee waiver and/or reimbursement in the fee table exceed the contractual expense limitation of the fund.

B Fidelity Management & Research Company (FMR) has contractually agreed to waive the fund's expenses to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.21%. This arrangement will remain in effect through January 31, 2014. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

ETF-13-02  August 28, 2013
1.790427.118

The following information replaces similar information found in the "Fund Summary" section under the heading "Fee Table" on page 4.

1 year	$ 23
3 years	$ 133
5 years	$ 260
10 years	$ 630

The following information replaces similar information found in the "Appendix" section under the heading "Supplemental Information" on page 20.

Calendar Year 2012
	Closing Market Price Below NAV		Closing Market Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	102	40.8%	70	28.0%
25 - <50	25	10.0%	22	8.8%
50 - <75	13	5.2%	2	0.8%
75 - <100	6	2.4%	3	1.2%
100 or above	4	1.6%	3	1.2%
Total	150	60.0%	100	40.0%

Supplement to the
Fidelity® Nasdaq Composite Index® Fund
January 29, 2013
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the heading "Fee Table" on page 3.

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee		0.24%
Distribution and/or Service (12b-1) fees		0.06%
Other expenses		0.28%
License Fee	0.06%
Other	0.22%
Total annual fund operating expenses		0.58%
Fee Waiver and/or expense reimbursementA		0.29%
Total annual fund operating expenses after fee waiver and/or expense reimbursement		0.29%

A Fidelity Management & Research Company (FMR) has contractually agreed to waive the fund's expenses to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.29%. This arrangement will remain in effect through January 31, 2014. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

The following information replaces similar information found in the "Fund Summary" section under the heading "Fee Table" on page 4.

1 year	$ 30
3 years	$ 151
5 years	$ 290
10 years	$ 693
EIF-13-02  August 28, 2013
1.791563.120

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" on page 16.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans recordkept by Fidelity, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.